Exhibit 99.2

INTELLISENSE SOLUTIONS INC.

FINANCIAL STATEMENTS AS OF DECEMBER 31, 2018 AND 2017.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of

Intellisense Solutions, Inc.

Opinion on the Financial Statements

We have audited the accompanying balance sheets of Intellisense Solutions, Inc. (the “Company”) as of December 31, 2018 and 2017, and the related statements of operations, stockholders’ equity (deficit), and cash flows for the years then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2018 and 2017, and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

Going Concern Matter

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has suffered recurring losses from operations and has a net capital deficiency that raises substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB and in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ MaloneBailey, LLP

www.malonebailey.com

We have served as the Company's auditor since 2013.

Houston, Texas

December 24, 2019

F-1

INTELLISENSE SOLUTIONS INC.

Balance Sheets

	December 31, 2018	December 31, 2017

ASSETS

Current assets:
Cash and cash equivalents	$34,342	$2,712
Prepaid expenses	2,917	-
Total assets	$37,259	$2,712

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)

Current liabilities:
Accounts payable and accrued expenses	$22,289	$19,862
Accounts payable to related party	3,168	4,591
Notes payable	-	41,000
Due to related party	125,000	-

Total current liabilities	150,457	65,453

Stockholders’ equity (deficit):
Common stock, $0.001 par value; 75,000,000 shares authorized, 2,529,680 issued and outstanding, respectively	2,529	2,529
Additional paid-in capital	70,619	70,619
Accumulated deficit	(186,346)	(135,889)
Total stockholders’ equity (deficit)	(113,198)	(62,741)
Total liabilities and stockholders’ equity (deficit)	$37,259	$2,712

The accompanying notes are an integral part of these financial statements

F-2

INTELLISENSE SOLUTIONS INC.

STATEMENTS OF OPERATIONS

	For the year ended December 31, 2018	For the year ended December 31, 2017

OPERATING EXPENSES
Professional fees	$41,582	$19,709
General & administrative	2,132	3,153
Total operating expenses	43,714	22,862

OTHER INCOME (EXPENSE):
Interest expense	(6,743)	(4,602)
Total other expense	(6,743)	(4,602)

NET INCOME (LOSS)	$(50,457)	$(27,464)

BASIC AND DILUTED NET INCOME (LOSS) PER SHARE	$(0.02)	$(0.01)

BASIC AND DILUTED WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING	2,529,680	2,529,680

The accompanying notes are an integral part of these financial statements

F-3

INTELLISENSE SOLUTIONS INC.

STATEMENTS OF SHAREHOLDERS EQUITY (DEFICIT)

			Additional
	Common stock		Paid-in	Accumulated
	Shares	Amount	Capital	Deficit	Total

Balance at December 31, 2016	2,529,680	2,529	70,619	(108,425)	(35,277)

Net loss	-	-	-	(27,464)	(27,464)
Balance at December 31, 2017	2,529,680	2,529	70,619	(135,889)	(62,741)

Net loss	-	-	-	(50,457)	(50,457)
Balance at December 31, 2018	2,529,680	$2,529	$70,619	$(186,346)	$(113,198)

The accompanying notes are an integral part of these financial statements

F-4

INTELLISENSE SOLUTIONS INC.

STATEMENTS OF CASH FLOWS

	For the year ended December 31, 2018	For the year ended December 31, 2017

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$(50,457)	$(27,464)
Adjustments to reconcile net loss to net cash used in operating activities
Changes in operating assets and liabilities:
Accounts payable and accrued liabilities	2,427	1,713
Accounts payable to related party	(1,423)	3,970
Prepaid expenses	(2,917)	-
Net cash used in operating activities	(52,370)	(21,781)

CASH FLOWS FROM FINANCING ACTIVITIES:
Repayments of notes payable	(51,000)	-
Proceeds from notes payable	10,000	21,000
Proceeds from notes payable to related party	125,000	-
Net cash provided by financing activities	84,000	21,000

NET CHANGE IN CASH	31,630	(781)
CASH AT BEGINNING OF PERIOD	2,712	3,493
CASH AT END OF PERIOD	$34,342	$2,712

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid for:
Interest	$-	$-
Income taxes	$-	$-

The accompanying notes are an integral part of these financial statements

F-5

INTELLISENSE SOLUTIONS INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2018 and 2017

NOTE 1 - NATURE OF OPERATIONS AND BASIS OF PRESENTATION

Intellisense Solutions Inc. (the “Company”) was incorporated under the laws of the State of Nevada on December 22, 2013. The Company was initially engaged in the business of developing web portals to allow companies and individuals to engage in the purchase and sales of vegetarian food products over the Internet. However, the Company never achieved commercial sales or developed any significant operations and is pursuing acquiring or merging with an entity with significant operations in order to create a viable business model and value for our shareholders.

January 10, 2019 an Israeli corporation was formed by the name of Canna Patch Ltd. (“Canna Patch”), 90% of its shares were allocated to Intellisense, Inc. (the “Company”) and 10% of its shares to Mr. Rafael Ezra, CTO of Canna Patch Ltd. Canna Patch entered into a Research and Option Agreement (the “Agreement”) with Yissum Research Development Company of Hebrew University of Jerusalem Ltd. (“Yissum”), effective March 21, 2019. Pursuant to the Agreement, Canna Patch will fund a feasibility study (the “Study”) in the aggregate amount of $94,500 plus VAT relating to Yissum’s research concerning the development of a cannabis patch. The Study will be conducted in two stages, each of six months duration, with $23,625 to be paid on each of December 21, 2018 and three months thereafter during the first stage. Based upon the results of an interim study report (the “Interim Report”) at the end of the first stage, Canna Patch may determine whether to continue funding stage two whereupon Canna Patch will pay an additional $23,625 on the commencement of stage two and three months thereafter. In consideration for such financing, Canna Patch will have the option (the “Option”) for an exclusive, worldwide license to all work product and results of the Study, including all intellectual property in the field of systemic and trans-dermal and trans-mucosal delivery of cannabinoids using exudates-based formulations. If Canna Patch exercises the Option, it will be responsible for the costs of any patent filings, maintenance and prosecution.

Basis of Presentation

The accompanying financial statements have been prepared in accordance with United States generally accepted accounting principles (“US GAAP”) for financial information and in accordance with Securities and Exchange Commission’s Regulation S-X.

Going Concern

As of December 31, 2018, the accompanying audited financial statements have been presented on the basis that it is a going concern which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The Company has an accumulated deficit of $186,346 and negative working capital of $113,198. Presently, the Company does not have sufficient cash resources to meet its plans in the twelve months following December 31, 2018. In view of these matters, recoverability of any asset amounts shown in the accompanying audited financial statements is dependent upon the Company’s ability to begin operations and to achieve a level of profitability. These factors raise substantial doubt about the Company’s ability to continue as a going concern.

The Company has financed its activities principally from the sale of equity securities and related party loans. The Company intends on financing its future development activities and its working capital needs largely from loans and the sale of public equity securities with some additional funding from other traditional financing sources until such time that funds provided by operations are sufficient to fund working capital requirements.

Note 2 – Significant Accounting Policies

This summary of significant accounting policies is presented to assist the reader in understanding and evaluating the Company’s financial statements. These accounting policies conform to generally accepted accounting principles and have been consistently applied in the preparation of the financial statements.

F-6

Cash and Cash Equivalents

Cash and cash equivalents as of December 31, 2018 and 2017 included cash on-hand. Cash equivalents are considered all accounts with an original maturity date within 90 days.

Use of Estimates

The preparation of the financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The current economic environment has increased the degree and uncertainty inherent in these estimates and assumptions.

Income Tax Provision

The Company uses the liability method of accounting for income taxes under the asset and liability method prescribed under ASC 740, Income Taxes (“ASC 740”). The liability method measures deferred income taxes by applying enacted statutory rates in effect at the balance sheet date to the differences between the tax basis of assets and liabilities and their reported amounts on the financial statements. The resulting deferred tax assets or liabilities have been adjusted to reflect changes in tax laws as they occur. A valuation allowance is provided when it is more likely than not that a deferred tax asset will not be realized.

The Company expects to recognize the financial statement benefit of an uncertain tax position only after considering the probability that a tax authority would sustain the position in an examination. For tax positions meeting a “more-likely-than-not” threshold, the amount to be recognized in the financial statements will be the benefit expected to be realized upon settlement with the tax authority. For tax positions not meeting the threshold, no financial statement benefit is recognized. As of December 31, 2018, the Company had no uncertain tax positions. The Company recognizes interest and penalties, if any, related to uncertain tax positions as general and administrative expenses. The Company currently has no federal tax examinations nor has it had any federal income tax penalties since its inception.

Net Income (Loss) Per Share

Basic net income (loss) per share is calculated by dividing net income (loss) by the weighted-average common shares outstanding. Diluted net income per share is calculated by dividing net income by the weighted-average common shares outstanding during the period using the treasury stock method or the two-class method, whichever is more dilutive. The Company had no potentially dilutive securities. Therefore, basic and dilutive net income (loss) per share were the same.

Related Party Transactions

The Company follows ASC 850, Related Party Disclosures, for the identification of related parties and disclosure of related party transactions.

F-7

Recent Accounting Pronouncements

Management does not believe that any recently issued, but not yet effective accounting pronouncements, if adopted, would have a material effect on the accompanying financial statements.

Note 3 – NOTES PAYABLE

Notes payable – Short-term consisted of the following as of:

	December 31, 2018	December 31, 2017

Note payable, 12% interest per annum, due on August 8, 2016. Note is in default and unsecured.	$-	$10,000
Note payable, 12% interest per annum, due on August 27, 2016. Note is in default and unsecured.	-	10,000
Note payable, 8% interest per annum, due on May 18, 2018. Note is in default and unsecured	-	10,000
Note payable, 8% interest per annum, due on June 30, 2018. Note is in default and unsecured.	-	11,000
Note payable to related party, 8% interest per annum, due on September 30, 2019. Note is unsecured.	15,000
Note payable to related party, 8% interest per annum, due on September 30, 2019. Note is unsecured.	15,000
Note payable to related party, 8% interest per annum, due on September 30, 2019. Note is unsecured.	15,000
Note payable to related party, 8% interest per annum, due on September 30, 2019. Note is unsecured.	15,000
Note payable to related party, 8% interest per annum, due on September 30, 2019. Note is unsecured.	15,000
Note payable to related party, 8% interest per annum, due on September 30, 2019. Note is unsecured.	10,000
Note payable to related party, 8% interest per annum, due on September 30, 2019. Note is unsecured.	10,000
Note payable to related party, 8% interest per annum, due on September 30, 2019. Note is unsecured.	10,000
Note payable to related party, 8% interest per annum, due on September 30, 2019. Note is unsecured.	10,000
Note payable to related party, 8% interest per annum, due on September 30, 2019. Note is unsecured.	10,000
	$125,000	$41,000

During the twelve months ended December 31, 2015, the Company borrowed $20,000 under promissory notes from an unaffiliated lender, under terms set forth in the table above. These note were repaid on August 24, 2018.

During the twelve months ended December 31, 2017, the Company borrowed $21,000 under promissory notes from an unaffiliated lender, under terms set forth in the table above.  These note were repaid on August 24, 2018.

On January 10, 2018 the Company borrowed $10,000 under promissory note from an unaffiliated lender, the note accrued interest at a rate of 12% per annum and was due on July 10, 2018. This note was repaid on June 26, 2018.

On June 6, 2018, the Company entered into promissory notes with five investors, Amir Uziel, Lavi Krasney, L.I.A. Pure Capital Ltd., Nir Reinhold and Yaad Consulting & Management Services (1995) Ltd, for $15,000 each, totaling $75,000. The notes accrue interest at a rate of 8% per annum and are each due on September 30, 2019 (original maturity date of December 5, 2018 was extended on November 15, 2018 and again on May 1, 2019). These note holders are considered to be related parties due to their influence.

On November 2, 2018, the Company entered into promissory notes with five investors, Amir Uziel, Lavi Krasney, L.I.A. Pure Capital Ltd., Nir Reinhold and Attibute Ltd, for $10,000 each, totaling $50,000. The notes accrue interest at a rate of 8% per annum and are each due on September 30, 2019 (original maturity date of May 1, 2019 was extended on May 1, 2019). These note holders are considered to be related parties due to their influence.

F-8

On June 26, 2018, the Company paid off one of the existing defaulted notes for $10,000, including accrued interest of $3,321. Additionally, on August 24, 2018, the Company paid off four of the existing notes for $41,000, including accrued interest of $5,655.

Note 4 – RELATED PARTY

Other than transactions and balances related to cash and share based compensation to officers and directors the company had the following related party transactions.

Effective June 15, 2015, Neil Reithinger was appointed as President, Treasurer, Secretary and a director. Mr. Reithinger is now the Company’s sole director and officer. Mr. Reithinger is the Founder and President of Eventus Advisory Group, LLC, a private, CFO-services firm, and Eventus Consulting, P.C., a registered CPA firm (collectively “Eventus”). Commencing on June 15, 2015, Eventus was engaged to provide accounting and advisory services to the Company in connection with audit coordination, financial statement preparation and SEC filings. The Company pays customary fees for these services. As of December 31, 2018, and 2017 the company has related party accounts payable on the accompanying balance sheet as of $3,168 and $4,591, respectively. During the years ended December 31, 2018 and 2017, we incurred accounting fees of $5,530 and $19,449 to Eventus, respectively. The office space used by the Company was provided by Eventus at no charge.

On May 16, 2018 Mr. Reithinger resigned as the Company’s Secretary and in addition the Company appointed Eyal Ben Ami to the Board of Directors and Oded Gilboa as Secretary. Each of these individuals was identified by the group of note holders.

On November 2, 2018 Oded Gilboa was appointed CFO and on January 8, 2018 Mr. Ben Ami was appointed President and sole director. Thus, as of the date of filing, Mr. Reithinger has no position in the company.

Until January 8, 2018, the Company used office space in Scottsdale, Arizona, provided by Eventus at no charge. From January 8, 2018, the Company leases approximately 250 square feet of office space from Yaad, a shareholder, for its principal corporate offices in Tel Aviv, Israel for $ 140 per month under a month-to-month lease.

On June 6, 2018 and November 2, 2018, the Company entered promissory notes with five related parties as disclosed in Note 3 above.

F-9

Note 5 – Income Taxes

The Company provides for income taxes under ASC 740 which requires the use of an asset and liability approach in accounting for income taxes. Deferred tax assets and liabilities are recorded based on the differences between the financial statement and tax bases of assets and liabilities and the tax rates in effect currently. Due to the change in ownership provisions of the Tax Reform Act of 1986, net operating loss carryforwards for Federal income tax reporting purposes are subject to annual limitations. Should a change in ownership occur, net operating loss carryforwards may be limited as to use in future years. Due to the Tax Cut and Jobs Act (TCJA) income tax rate has dropped to 21%

As of December 31, 2018, the Company has $39,133 in gross deferred tax assets resulting from net operating loss carryforwards. A valuation allowance has been recorded to fully offset these deferred tax assets because the Company’s management believer future realization of the related income tax benefits is uncertain. Accordingly, the net provision for income taxes is zero for the year ended December 31, 2018. As of December 31, 2018, the Company has federal net operating loss carry forwards of $186,346 available to offset future taxable income.

As of December 31, 2017, the Company has $46,202 in gross deferred tax assets resulting from net operating loss carryforwards. A valuation allowance has been recorded to fully offset these deferred tax assets because the Company’s management believer future realization of the related income tax benefits is uncertain. Accordingly, the net provision for income taxes is zero for the year ended December 31, 2017. As of December 31, 2017, the Company has federal net operating loss carry forwards of $135,889 available to offset future taxable income.

Note 6 – SUBSEQUENT EVENTS

 On May 1, 2019, the Company entered into a service agreement (the “Optima Service Agreement”) with Oded Gilboa, our Chief Financial Officer, and Optima Solutions Ltd. an Israeli corporation (“Optima”). Under the terms of the Optima Service Agreement, the Company issued 15,000 share of common stock of the Company along with warrants to purchase 90,000 shares of the Company’s common stock, at an exercise price of $0.01 per share which vest as follows (i) 30,000 shares as of May 1, 2019; (ii) 30,000 shares as of January 1, 2020; and (iii) 30,000 shares as of January 1, 2021. Such warrants were valued at $8,164, using Black-Scholes pricing model. Assumptions used in the valuation included the following: (a) market value of stock on measurement date of $0.10; (b) risk-free rate of 2.47%; and (c) dividend yield of 0%. The Company expensed $2,721, for the nine-month period ended September 30, 2019 to reflect the vested amount of warrants.

On June 3, 2019, 15,000 shares were issued, as per the Optima Service Agreement. The shares were valued at $0.10 per share and considered not forfeitable and fully earned on the date of the issuance.

On June 3, 2019, the Chief Financial Officer exercised the warrant to purchase 30,000 shares of common stock of the Company at $0.01 per share. As of September 30, 2019, the Company recorded a $300 stock subscription receivable for this issuance.

On July 4, 2019, the Company entered into promissory notes with four investors, Amir Uziel, Lavi Krasney, L.I.A. Pure Capital Ltd. and Yaad Consulting & Management Services (1995) Ltd., for $10,000 each, totaling $40,000. The notes accrue interest at a rate of 8% per annum and were each due on September 30, 2019.

On April 4, 2019, the Company issued a promissory note to Nir Reinhold in the principal amount of $15,000. The note accrues interest at a rate of 8% per annum and was due on September 30, 2019.

On March 20, 2019, the Company issued promissory notes to four investors, Amir Uziel, Lavi Krasney and L.I.A. Pure Capital Ltd. for $10,000 each, and Yaad Consulting & Management Services (1995) Ltd. in the principal amount of $15,000, totaling $45,000. The notes accrue interest at a rate of 8% per annum and were each due on September 30, 2019.

On September 16, 2019 the Company entered into a securities exchange agreement (the “Exchange Agreement”) with Medigus Ltd., an Israeli corporation (“Medigus”), pursuant to which Medigus will exchange 100% of the shares of its wholly-owned subsidiary, ScoutCam Ltd., an Israeli corporation (“ScoutCam”), for 60% of the issued and outstanding shares of the Company, immediately prior to the closing of the exchange transaction (the “Closing”) on a fully-diluted basis. The Closing is subject to the satisfaction of certain closing conditions by the respective parties, including, that the Company have at least US$3,000,000 in cash on hand upon Closing, based on a pre-money valuation of $10,000,000 of the Company on a post-Closing basis. In addition, the Exchange Agreement provides that if ScoutCam achieves US$33,000,000 in sales in the aggregate within the first three years immediately subsequent to the Closing, the Company will issue to Medigus additional shares of the Company’s common stock representing 10% of the Company’s issued and outstanding share capital as of the date of the Closing.

On October 4, 2019, the Company issued promissory notes to Amir Uziel in the principal amount of $5,000. The note accrues interest at a rate of 8% per annum and is due on October 7, 2019.

On November 1, 2019 the Company issued warrant and service agreement to Amir Uziel Economic Consulting Ltd., Capitalink Ltd. and L.I.A. Pure Capital Ltd. all three of which are Israeli companies controlled by related parties whereby each of the three entities was granted 142,717 warrants to purchase shares at an exercise price of $0.01. In addition, Schweiz Holding AG, a Swiss non related entity was issued a warrant and service agreement for 50,000 shares at an exercise price of $0.01 per share.

F-10

INTELLISENSE SOLUTIONS INC.

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2019

F-11

INTELLISENSE SOLUTIONS INC.

Consolidated Balance Sheets

(Unaudited)

	September 30, 2019	December 31, 2018

ASSETS

Current assets:
Cash and cash equivalents	$2,442	$34,342
Prepaid expenses	-	2,917
Total assets	$2,442	$37,259

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)

Current liabilities:
Accounts payable and accrued expenses	$-	$22,289
Accounts payable to related party	47,894	3,168
Notes payable to related parties	225,000	125,000

Total current liabilities	272,894	150,457

Stockholders’ equity (deficit):
Common stock, $0.001 par value; 75,000,000 shares authorized, 2,574,680 and 2,529,680 issued and outstanding, respectively	2,574	2,529
Subscription receivable	(300)
Additional paid-in capital	75,095	70,619
Accumulated deficit	(347,821)	(186,346)
Total stockholders’ equity (deficit)	(270,452)	(113,198)
Total liabilities and stockholders' equity (deficit)	$2,442	$37,259

The accompanying notes are an integral part of these unaudited financial statements

F-12

INTELLISENSE SOLUTIONS, INC.

Consolidated Statements of Operations

(Unaudited)

	For the three months ended September 30, 2019	For the three months ended September 30, 2018	For the nine months ended September 30, 2019	For the nine months ended September 30, 2018

OPERATING EXPENSES
General & administrative	$52,535	$13,198	$150,531	$29,750

Total operating expenses	52,535	13,198	150,531	29,750

OTHER INCOME (EXPENSE):
Interest expense	(4,188)	(1,550)	(10,944)	(4,246)
Total other expense	(4,188)	(1,550)	(10,944)	(4,246)

NET INCOME (LOSS)	$(56,723)	$(14,748)	$(161,475)	$(33,996)

BASIC AND DILUTED NET INCOME (LOSS) PER SHARE	$(0.02)	$(0.01)	$(0.06)	$(0.01)

BASIC AND DILUTED WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING	2,574,480	2,529,680	2,574,480	2,529,680

The accompanying notes are an integral part of these unaudited financial statements

F-13

INTELLISENSE SOLUTIONS INC.

Consolidated Statement of Changes in Shareholders’ Deficit

(Unaudited)

			Additional
	Common stock		Paid-in	Accumulated	Subscription
	Shares	Amount	Capital	Deficit	Receivable	Total

Balance at January 1, 2018	2,529,680	2,529	70,619	(135,889)	-	(62,741)

Net loss	-	-	-	(9,564)	-	(9,564)
Balance at March 31, 2018	2,529,680	$2,529	$70,619	$(145,453)	-	(72,305)

Net loss	-	-	-	(9,684)	-	(9,684)
Balance at June 30, 2018	2,529,680	$2,529	$70,619	$(155,137)	-	(81,989)

Net loss	-	-	-	(14,748)	-	(14,748)
Balance at September 30, 2018	2,529,680	$2,529	$70,619	$(169,885)	-	(96,737)

Balance at January 1, 2019	2,529,680	2,529	70,619	(186,346)	-	(113,198)

Net loss	-	-	-	(58,647)	-	(58,647)
Balance at March 31, 2019	2,529,680	$2,529	$70,619	$(244,993)	-	(171,845)

Shares issued for services	15,000	15	1,485	-	-	1,500
Subscription receivable	-	-	-	-	(300)	(300)
Warrants issued for services	-	-	2,721	-	-	2,721
Warrants exercised	30,000	30	270	-	-	300
Net loss	-	-	-	(46,105)	-	(46,105)
Balance at June 30, 2019	2,574,680	$2,574	$75,095	$(291,098)	(300)	(213,729)

Net loss	-	-	-	(56,723)	-	(56,723)
Balance at September 30, 2019	2,574,680	$2,574	$75,095	$(347,821)	(300)	(270,452)

The accompanying notes are an integral part of these unaudited financial statements

F-14

INTELLISENSE SOLUTIONS INC.

Consolidated Statements of Cash Flows

(Unaudited)

	For the nine months ended September 30, 2019	For the nine months ended September 30, 2018

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$(161,475)	$(33,996)
Stock based compensation	4,221
Adjustments to reconcile net loss to net cash used in operating activities
Changes in operating assets and liabilities:
Accounts payable and accrued liabilities	(22,289)	1,769
Accounts payable to related party	44,726	(208)
Prepaid expenses	2,917	(2,917)

Net cash used in operating activities	(131,900)	(35,352)

CASH FLOWS FROM FINANCING ACTIVITIES:
Repayments of notes payable	-	(51,000)
Proceeds from notes payable		10,000
Proceeds from notes payable related party	100,000	75,000
Net cash provided by financing activities	100,000	34,000

NET CHANGE IN CASH	(31,900)	(1,352)
CASH AT BEGINNING OF PERIOD	34,342	2,712
CASH AT END OF PERIOD	$2,442	$1,360

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid for:
Interest	$-	$-
Income taxes	$-	$-

NONCASH INVESTING AND FINANCIAL ACTIVITIES
Subscription receivable	$300	$-

The accompanying notes are an integral part of these unaudited financial statements

F-15

INTELLISENSE SOLUTIONS, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

NOTE 1 - NATURE OF OPERATIONS AND BASIS OF PRESENTATION

Intellisense Solutions, Inc. (the “Company”) was incorporated under the laws of the State of Nevada on March 22, 2013. We were initially engaged in the business of developing web portals to allow companies and individuals to engage in the purchase and sale of vegetarian food products over the Internet. However, we never achieved commercial sales or developed any significant operations. We currently are pursuing acquiring or merging with an entity with significant operations in order to create a viable business model and value for our shareholders. Our objectives are extremely general and do not restrict the discretion of our board of directors to search for and enter into potential business opportunities or to reject any such opportunities.

On January 10, 2019, we formed Canna Patch Ltd., an Israeli corporation (“Canna Patch”), which is 90% owned by the Company and 10% owned by Mr. Rafael Ezra, Canna Patch’s chief technology officer.

On September 16, 2019 the Company entered into a securities exchange agreement (the “Exchange Agreement”) with Medigus Ltd., an Israeli corporation (“Medigus”), pursuant to which Medigus will exchange 100% of the shares of its wholly-owned subsidiary, ScoutCam Ltd., an Israeli corporation (“ScoutCam”), for 60% of the issued and outstanding shares of the Company, immediately prior to the closing of the exchange transaction (the “Closing”) on a fully-diluted basis. The Closing is subject to the satisfaction of certain closing conditions by the respective parties, including, that the Company have at least US$3,000,000 in cash on hand upon Closing, based on a pre-money valuation of $10,000,000 of the Company on a post-Closing basis. In addition, the Exchange Agreement provides that if ScoutCam achieves US$33,000,000 in sales in the aggregate within the first three years immediately subsequent to the Closing, the Company will issue to Medigus additional shares of the Company’s common stock representing 10% of the Company’s issued and outstanding share capital as of the date of the Closing.

Basis of Presentation

The unaudited interim financial statements contained in this quarterly report have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and the rules of the Securities and Exchange Commission (“SEC”) for interim financial information and do not include all of the information or disclosures required by U.S. GAAP for annual financial statements. Accordingly, these unaudited interim consolidated financial statements should be read in conjunction with the audited financial statements and notes thereto for the year ended December 31, 2018 included herein. In the opinion of management, all adjustments, consisting of normal recurring adjustments, necessary for a fair presentation of financial position and the results of operations for the interim periods presented have been reflected herein. The results of operations for interim periods are not necessarily indicative of the results to be expected for the full year, or any other period.

Going Concern

As of September 30, 2019, the accompanying consolidated financial statements have been presented on the basis that it is a going concern which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The Company has an accumulated deficit of $347,821 and negative working capital of $270,452. Presently, the Company does not have sufficient cash resources to effectuate its business plan in the next twelve months. In view of these matters, recoverability of any asset amounts shown in the accompanying audited consolidated financial statements is dependent upon the Company’s ability to begin operations and to achieve a level of profitability. These factors raise substantial doubt about the Company’s ability to continue as a going concern.

The Company has financed its activities principally from the sale of equity securities and related party loans. The Company intends on financing its future development activities and its working capital needs largely from loans and the sale of equity securities with some additional funding from other traditional financing sources until such time that funds provided by operations are sufficient to fund working capital requirements.

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Note 2 – Significant Accounting Policies

This summary of significant accounting policies is presented to assist the reader in understanding and evaluating the Company’s consolidated financial statements. These accounting policies conform to U.S. GAAP and have been consistently applied in the preparation of the consolidated financial statements.

Cash and Cash Equivalents

Cash and cash equivalents as of September 30, 2019 and 2018 included cash on-hand. Cash equivalents are considered all accounts with an original maturity date within 90 days.

Use of Estimates

The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The current economic environment has increased the degree and uncertainty inherent in these estimates and assumptions.

Principles of Consolidation

The accompanying financial statements reflect the consolidation of the individual financial statements of Intellisense Solutions, Inc. and Canna Patch Ltd. All significant intercompany accounts and transactions have been eliminated.

Related Party Transactions

The Company follows ASC 850, Related Party Disclosures, for the identification of related parties and disclosure of related party transactions.

Recent Accounting Pronouncements

Management does not believe that any recently issued, but not yet effective accounting pronouncements, if adopted, would have a material effect on the accompanying financial statements.

Note 3 – COMMON STOCK

As of September 30, 2019, the Company had 2,574,680 shares issued and outstanding.

On May 1, 2019, the Company entered into a service agreement (the “Optima Service Agreement”) with Oded Gilboa, our Chief Financial Officer, and Optima Solutions Ltd. an Israeli corporation (“Optima”). Under the terms of the Optima Service Agreement, the Company issued 15,000 share of common stock of the Company along with warrants to purchase 90,000 shares of the Company’s common stock, at an exercise price of $0.01 per share which vest as follows (i) 30,000 shares as of May 1, 2019; (ii) 30,000 shares as of January 1, 2020; and (iii) 30,000 shares as of January 1, 2021. Such warrants were valued at $8,164, using Black-Scholes pricing model. Assumptions used in the valuation included the following: (a) market value of stock on measurement date of $0.10; (b) risk-free rate of 2.47%; and (c) dividend yield of 0%. The Company expensed $2,721, for the nine-month period ended September 30, 2019 to reflect the vested amount of warrants.

On June 3, 2019, 15,000 shares were issued, as per the Optima Service Agreement. The shares were valued at $0.10 per share and considered not forfeitable and fully earned on the date of the issuance.

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On June 3, 2019, the Chief Financial Officer exercised the warrant to purchase 30,000 shares of common stock of the Company at $0.01 per share. As of September 30, 2019, the Company recorded a $300 stock subscription receivable for this issuance.

There was no issuance of common stock for the nine months ended September 30, 2018.

Note 4 – NOTES PAYABLE

Notes payable – Short-term consisted of the following as of:

	September 30, 2019	December 31, 2018

Note payable to related party, 8% interest per annum, due on September 30, 2019	15,000	15,000
Note payable to related party, 8% interest per annum, due on September 30, 2019	15,000	15,000
Note payable to related party, 8% interest per annum, due on September 30, 2019	15,000	15,000
Note payable to related party, 8% interest per annum, due on September 30, 2019	15,000	15,000
Note payable to related party, 8% interest per annum, due on September 30, 2019	15,000	15,000
Note payable to related party, 8% interest per annum, due on September 30, 2019	10,000	10,000
Note payable to related party, 8% interest per annum, due on September 30, 2019	10,000	10,000
Note payable to related party, 8% interest per annum, due on September 30, 2019	10,000	10,000
Note payable to related party, 8% interest per annum, due on September 30, 2019	10,000	10,000
Note payable to related party, 8% interest per annum, due on September 30, 2019	10,000	10,000
Note payable to related party, 8% interest per annum, due on September 30, 2019	10,000	-
Note payable to related party, 8% interest per annum, due on September 30, 2019	10,000	-
Note payable to related party, 8% interest per annum, due on September 30, 2019	10,000	-
Note payable to related party, 8% interest per annum, due on September 30, 2019	15,000	-
Note payable to related party, 8% interest per annum, due on September 30, 2019	15,000	-
Note payable to related party, 8% interest per annum, due on September 30, 2019	10,000	-
Note payable to related party, 8% interest per annum, due on September 30, 2019	10,000	-
Note payable to related party, 8% interest per annum, due on September 30, 2019	10,000	-
Note payable to related party, 8% interest per annum, due on September 30, 2019	10,000	-
	$225,000	$125,000

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On July 4, 2019, the Company entered into promissory notes with four investors, Amir Uziel, Lavi Krasney, L.I.A. Pure Capital Ltd. and Yaad Consulting & Management Services (1995) Ltd., for $10,000 each, totaling $40,000. The notes accrue interest at a rate of 8% per annum and were each due on September 30, 2019.

On April 4, 2019, the Company issued a promissory note to Nir Reinhold in the principal amount of $15,000. The note accrues interest at a rate of 8% per annum and was due on September 30, 2019.

On March 20, 2019, the Company issued promissory notes to four investors, Amir Uziel, Lavi Krasney and L.I.A. Pure Capital Ltd. for $10,000 each, and Yaad Consulting & Management Services (1995) Ltd. in the principal amount of $15,000, totaling $45,000. The notes accrue interest at a rate of 8% per annum and were each due on September 30, 2019.

The balance payable to Amir Uziel, Lavi Krasney, L.I.A. Pure Capital Ltd. Nir Reinhold and Yaad Consulting & Management Services (1995) Ltd. as of September 30, 2019 in aggregate was $225,000 of principal and $14,894 of accrued interest and was due on September 30, 2019 to and thus the Notes payable are in default. These note holders are considered to be related parties due to their influence.

Note 5 – RELATED PARTY

Other than transactions and balances related to cash and share based compensation to officers and directors, the Company had the following related party transactions.

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On July 4, 2019, April 4, 2019 and March 20, 2019, the Company entered promissory notes with five related parties as disclosed in Note 4 above.

On May 1, 2019, we entered into the Optima Service Agreement with Oded Gilboa, our Chief Financial Officer, as disclosed in Note 3 above. The outstanding balance under this agreement as of 9/30/19 and 12/31/18 was $33,000 and $0, respectively.

Until January 8, 2019, the Company used office space in Scottsdale, Arizona, provided by Eventus at no charge. From January 8, 2019, to May 1, 2019 the Company had no office space. From May 1, 2019 the Company has leased approximately 250 square feet of office space from Yaad, a shareholder, for its principal corporate offices in Tel Aviv, Israel for $ 140 per month under a month-to-month lease.

Note 6 – SUBSEQUENT EVENTS

On October 4, 2019, the Company issued promissory notes to Amir Uziel in the principal amount of $5,000. The note accrues interest at a rate of 8% per annum and is due on October 7, 2019.

On November 1, 2019 the Company issued warrant and service agreement to Amir Uziel Economic Consulting Ltd., Capitalink Ltd. and L.I.A Pure Capital Ltd. all three Israeli companies controlled by related parties whereby each was granted 142,717 warrants to purchase shares at an exercise price of $0.01. In addition, Schweiz Holding AG, a Swiss non related entity was issued a warrant and service agreement for 50,000 shares at an exercise price of $0.01 per share.

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